UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Transactions

As previously disclosed, on May 19, 2026, Jaguar Health, Inc. (the “Company”) sold and issued to Streeterville Capital, LLC (“Streeterville”) an aggregate of 408 shares of Series Q Perpetual Preferred Stock (the “Series Q Preferred Stock”) in two privately negotiated exchange transactions.

On May 21, 2026, the Company entered into two privately negotiated exchange agreements with Streeterville (the “Exchange Agreements”), pursuant to which the Company issued an aggregate of 54,222 shares of the Company’s common stock, par value $0.0001 (the “Common Exchange Shares”) to Streeterville in exchange for an aggregate of 7.96 outstanding shares of Series Q Preferred Stock held by Streeterville (the “Exchanged Preferred Shares”). Upon completion of such exchange transaction, the Exchanged Preferred Shares were cancelled and retired.

The Exchange Agreements include representations, warranties, and covenants customary for a transaction of this type.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in their entirety by the Exchange Agreements, copied of which are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 8.01	Other Events.

On May 22, 2026, the Company called to order its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company announced that in light of its recent discussions with the staff of The Nasdaq Stock Market LLC (“Nasdaq”), the Company planned to provide additional information to its stockholders regarding certain proposals in the definitive proxy statement of the Annual Meeting on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2026 (as amended and supplemented, the “Proxy Statement”) for the stockholders’ consideration before voting, and therefore the Company adjourned the Annual Meeting until Tuesday, June 2, 2026 at 8:30 a.m. Pacific Time. At that time, the Annual Meeting will be reconvened at the Company’s offices at 200 Pine Street, Suite 400, San Francisco, CA 94104. The Company will file a supplement to the Proxy Statement (the “Supplement”) to provide aforesaid additional information prior to the reconvened meeting. Stockholders are encouraged to carefully review the Proxy Statement and the Supplement in their entirety.

The record date for the Annual Meeting remains April 15, 2026.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s intent to file the Supplement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Streeterville Exchange Agreements, dated May 21, 2026

10.2	Second Streeterville Exchange Agreements, dated May 21, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: May 22, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte Chief Executive Officer & President